UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 31, 2009

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Canada	000-28882	52-2247240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7799 Pardee Lane, Oakland CA		94621
(Address of principal executive offices)		(Zip Code)

(510) 563-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item  3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 31, 2009, World Heart Corporation (the “Company”) received a NASDAQ Staff Deficiency Letter indicating that the Company does not comply with NASDAQ Listing Rule  5550(a)(4). This rule requires the Company to maintain a minimum of 500,000 publicly held shares for continued listing on the NASDAQ Capital Market. Subsequently, on September 4, 2009, the Company received a letter from the NASDAQ Staff stating that the Company has regained compliance with Listing Rule 5550(a)(4) and that this matter is now closed.

Item 9.01.                 Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit 99.1	Press Release dated September 8, 2009

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  September 8, 2009

WORLD HEART CORPORATION

By:	/s/ Morgan Brown

Name:	Morgan Brown
Title:	Executive Vice President and Chief Financial Officer

3